Exhibit 10.19

This is an English Translation

Repurchase Agreement

Contract No.: MSFL-2010-111-S-HZ-HK

Minsheng Financial Leasing Co., Ltd.

Repurchase Agreement

Lessor:	Minsheng Financial Leasing Co., Ltd.
Address:	Financial Center Building 3, 158 Xisan Road, Airport Industrial Park, Tianjin, China
Legal Representative:	Kong Lin Shan
Telephone:	010-68940066
Fax:	010-68489378

Lessee:	Beijing China Auto Rental Co., Ltd.
Address:	Room 2801, Block A, 2 Zhonghuan South Road, Wangjing, Chaoyang District, Beijing, China
Legal Representative:	Charles Zhengyao Lu

Telephone:	010-58209999
Fax:	010-58209966

Purchaser:	Legend Holdings Limited
Address:	10F, Tower A, Raycom Infotech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing
Zip Code:	100085
Legal Representative:	Chuanzhi Liu
Telephone:	010-62509121
Fax:	010-62509165

WHEREAS:

Lessor and Lessee have entered into the Financial Lease Contract (Contract No: MSFL-201-111-S-HZ) for the matter of finance leasing. According to the Financial Lease Contract, Lessee has rented, by way of finance leasing, the leased property under the Financial Lease Contract (the “Lease Property”) and, Lessee shall pay rents and accounts payable under the Financial Lease Contract to Lessor. In order to ensure that Lessee performs obligations efficiently and completely under of the Financial Lease Contract, Purchaser is at will obliged to undertake the repurchase. After amicable consultation, the three parties of Lessor, Lessee and Purchaser hereby enter into this Agreement regarding the above repurchase obligations as below:

Clause 1 Repurchase Targets

1.1             The repurchase targets under this Agreement shall be:

(1)              The rented vehicles under the Financial Lease Contract;

(2)              Lessor’s Lease Claims against Lessee under the Financial Lease Contract (the “Lease Claims” under this Agreement means Lessor’s right to collect uncollected rents and other accounts payable and other contractual rights.)

Clause 2 Conditions of the Repurchase

2.1             Upon occurrence of any events of default on the part of Lessee as set out below under the Financial Lease Contract below, Lessor shall have the right to request Purchaser to perform the repurchase obligations:

(1)              Lessee fails to pay rents to Lessor for two continuous terms or two cumulative terms under the Financial Lease Contract;

(2)              Lessee has made any untrue or incomplete representations or warranties under the Financial Lease Contract or any pertinent documents thereto;

(3)              Lessee fails to perform the duty to acquire an insurance under Clause 12 of the Financial Lease Contract;

(4)              Lessor reasonably believes that the security rendered by Lessee has reduced or the Lessee has lost its security reputation or ability to provide security, and Lessee still fails to provide the required security within 15 days after a notice from Lessor;

(5)              without legitimate causes, Lessee explicitly expresses its intention to Lessor not to perform the Financial Lease Contract, or Lessor has conclusive evidence to prove Lessee’s intention not to perform or its inability to perform the Financial Lease Contract when the performance term is due, and Lessee fails to further provide necessary performance security or such further security is insufficient to secure the performance of the Financial Lease Contract;

(6)              an occurrence of events of default under any contract entered into by Lessee and any third party or Lessee fails to make payments to any accounts payable under any contract entered into by Lessee and any third party, and such situation is likely to adversely and severely affect Lessee’s performance of its obligations under the Financial Lease Contract, while Lessee is unable to further provide necessary performance security or such further security is insufficient to secure the performance of the Financial Lease Contract;

(7)              changes such as business closure, business suspension, operation suspension, capital decrease, division, or bankruptcy, etc., on the part of Lessee, or Lessee suspends any major part of its business operations, or Lessee proposes or is being proposed on matters relating to an application for bankruptcy or suspension, etc., or Lessee’s economy condition deteriorates;

(8)              reorganization, consolidation and acquisition, merger, providing of external guarantee, or transfers of all or substantial assets on the part of Lessee, and such event has affected the normal performance of its contractual obligations;

(9)              rented vehicles are seized, frozen, enforced or confiscated, or any other situation that affects the normal operation of the rented vehicles, and Lessee fails to improve the aforesaid situation within 15 business days after such occurrences;

(10)            Lessee, in an abnormal way and against fair practices, sells, transfers, rents, or disposes of its business or assets in any other means, or all or any substantial part of Lessee’s assets or rights have been confiscated, seized, expropriated, held, enforced or deprived of, and such situation adversely and severely affects the operation and Lessee’s ability to perform the Financial Lease Contract;

(11)            any fraud on the part of Lessee during the performance of the Financial Lease Contract;

(12)            any major event on the part of Lessee that affects the normal performance of the contractual obligations, or other acts by Lessee that severely damage the rented vehicles or the legitimate rights of Lessor.

2.2             When Lessor requests the performance of the repurchase obligations upon any occurrences as set out in Clause 2.1 of this Agreement, the Purchaser hereby agrees unconditionally to repurchase the rented vehicles and the Lease Claims at the Repurchase Price set out in Clause 3 of this Agreement.

Clause 3 Repurchase Price

3.1             The Repurchase Price under this Agreement shall be the sum of the following three items:

(1)              all of the unpaid overdue rents and all of the rents not yet due that Lessee is obliged to pay under the Financial Lease Contract;

(2)              liquidated damages that Lessee’s is obliged to pay under the Financial Lease Contract;

(3)              reasonable expenses incurred by Lessor as a result of a breach of any provisions by the Lessee, and therefore Purchaser agrees or any person assigned by Purchaser to perform the repurchase obligations, including but not limited to investigation fees, travel expenses, attorney fees, or litigation fees, etc.

3.2             The actual Repurchase Price will be fixed when Purchaser performs the repurchase obligation as set out in the “Notice of Repurchase Obligation” (please see the form in Appendix 1).

Clause 4 Repurchase Procedures

4.1             Whereas the conditions of the repurchase obligation are fulfilled, if Purchaser is requested by Lessor to perform the repurchase obligation, a “Notice of Repurchase Obligation” shall be sent by Lessor, which sets out explicitly the reasons triggering the repurchase obligation, the Repurchase Price, the method of computations, and the payment terms, etc. Lessor shall send such repurchase obligation matter to Lessee in writing, and Lessee shall cooperate unconditionally, without raising objection.

4.2             Purchaser shall unconditionally pay the Repurchase Price in full to Lessor’s bank account as set out below within five business days after Lessor delivers the “Notice of Purchase Obligation.”

Account Name: Minsheng Financial Leasing Co., Ltd.

Bank Name: China Minsheng Banking Tianjin Haihe Branch

Back Account Number: 2106014040000068

4.3             After Lessor has received the total Repurchase Price from Purchaser, the ownership of the rented vehicles and the Lease Claims shall be transferred to Purchaser, and the Financial Lease Contract shall be terminated. If Purchaser or Lessee suffers losses as a result of the repurchase obligation, Purchaser or Lessee shall handle the matter on its own, while Lessor bears no responsibility towards such matter.

4.4             Lessor shall transfer the ownership of the rented vehicles and the Leased Claims, provide a copy of the “Certificate of Ownership Transfer of the Rented Vehicles,” and surrender the pertinent legal documents on transfer of ownership of the rented vehicles and the Leased Claims to Purchaser within five business days after the receipt of the total Repurchase Price from Purchaser.

The surrender of such documents is regarded as the transfer of ownership of the rented vehicles and the Leased Claims. Lessor bears no responsibility towards the physical handover and transfer of the rented vehicles, and bears no guarantee towards the conditions and functions of the rented vehicles. Purchaser agrees to accept unconditionally the vehicles at their actual state, including the location and physical conditions at the time of repurchase. Purchaser and Lessee shall separately negotiate in detail as to matters of surrendering the rented vehicles.

4.5             For the occurrence of damage or loss to the rented vehicles within the lease period, provided that such occurrence complies with Clause 11.2 of the Financial Lease Contract, or that such occurrence complies with Clause 11.3 thereof, but Lessee chooses the measures set out as Clause 11.3(2) thereof, Purchaser shall still perform the repurchase obligation to repurchase the replaced rented vehicles and the Lease Claims under this Agreement, as and when the conditions of repurchase obligation are fulfilled and a repurchase is requested by Lessor.

4.6             For the occurrence of damage, loss or any other cause to the rented vehicles that results in the impossibility to perform a vehicle handover, Purchaser shall still perform the repurchase obligation under this Agreement, without changes to the Repurchase Price as set out in Clause 3 hereof (unless Lessor has insurance indemnity, then in such case, the Repurchase Price shall deduct accordingly the amount of compensation that Lessor has received from the insurance indemnity). Under this situation, Lessor shall only need to transfer the Leased Claims to Purchaser, without handing over the rented vehicles, whereas Purchaser shall not refuse to perform the repurchase obligation on the ground that such rented vehicles are not handed over.

Clause 5 Default Liabilities

5.1             After Purchaser has paid the Repurchase Price to Lessor, Lessor shall take the measures to transfer the ownership of the rented vehicles and the Leased Claims in a timely fashion. If such action is not taken in a timely fashion, Lessor shall compensate Purchaser for direct losses resulting thereof.

5.2             Lessee shall act cooperatively on the matter relating to the repurchase obligation, and shall process handover of the rented vehicles in a timely fashion. Non-performance or improper performance of the above undertaking shall cause Lessor or Purchaser to compensate for direct losses resulting thereof.

5.3             Upon the fulfillment of the conditions of the repurchase obligation, Purchaser is deemed to have breached this Agreement if the Purchase is unable to perform the repurchase obligation hereof or pay the Repurchase Price in full in a timely manner. In addition to continuously and fully perform the repurchase obligation, Purchaser shall also pay to Lessor liquidated damages at a daily rate of 0.05% of the overdue unpaid amount.

Clause 6 Transfer of Claims

6.1             During the course of the term of this Agreement, for purpose of financing, Lessor has the right to transfer all or part of its rights set out in the Financial Lease Contract to commercial banks or other financial institutions, by ways of, including but not limited to, factoring, asset securitization, credit assets transfer., etc..

6.2             Lessee and Purchaser hereby confirm that such transfer does not affect any of Lessee’s rights or obligations under the Financial Lease Contract, nor does it affect the repurchase obligation of Purchaser under this Agreement. Regardless of the transfer of Leased Claims, Purchaser shall be responsible to Lessor’s successors, transferees, or assignees on the repurchase obligation.

Clause 7 Purchaser’s Undertakings and Warranties

7.1             Purchaser undertakes that its repurchase obligation under this Agreement is unconditional and irrevocable, and warrants that all the legal procedures are performed and other required authorizations are approved.

7.2             Purchaser undertakes that, even if the rented vehicles are seized or frozen by the authorities, it shall continue to perform the repurchase obligation under this Agreement.

7.3             Purchaser’s repurchase obligation shall not be affected by any of the following occurrences or other events not accountable for by Lessor:

(1)              any change of name, address, articles of association, legal representative, scope of operation, business nature of Purchaser;

(2)              any occurrence of merger, division, suspension, revocation, dissolution, or bankruptcy, etc. on the part of Purchaser.

7.4             Any successor, transferee, or assignee of Purchaser shall be bound by this Agreement and shall undertake all obligations hereunder. Without Lessor’s written consent, Purchaser shall not transfer any rights or obligation under this Agreement.

Clause 8 Governing Laws and Dispute Resolutions

8.1             This Agreement and each party’s rights and obligations hereunder shall be governed by the PRC laws, and shall be interpreted in accordance with the PRC laws.

8.2             For dispute arising out of this Agreement, Lessor, Lessee and Purchaser shall reach a solution through mutual consultation in accordance to the provisions set out therein. If no consultation can be reach, provision (1) below shall apply:

(1)              any party may file a lawsuit in a people’s court within the jurisdiction of Tianjin City.

(2)              refer the dispute to          for an arbitration;

(3)              others:

Clause 9 Validity of this Agreement

9.1             This Agreement is effective upon its commencement and shall last until the full realization of Lessor’s Leased Claims under the Financial Lease Contract.

9.2             Purchaser undertakes that, it shall unconditionally and fully perform its repurchase obligation under this Agreement without raising objection pursuant to other guarantee or other manner of guarantee, as and when the conditions of repurchase obligation are fulfilled and such repurchase is requested by Lessor during the course thereof.

Clause 10 Effectiveness, Amendment and Termination of this Agreement

10.1           This Agreement is Appendix 8 to the Financial Lease Contract: Any inconsistence of this Agreement with the Financial Lease Contract is regarded as a change and an amendment to the Financial Lease Contract.

10.2           This Agreement shall take effect upon the signing by the legal representatives or authorized representatives, and affixing of the company seal of Lessor, Lessee and Purchaser.

10.3           Any amendment, supplementation, or change to this Agreement shall be in writing, and shall take effect upon the signing by the legal representatives or authorized representatives, and affixing of the company seal of the three parties; the above amendment, supplementation, or change shall form an integral part of this Agreement. Without the written consent of other parties, any party shall not transfer this Agreement or any rights or obligations hereunder.

10.4           The three parties hereby confirm that, unless otherwise provided in this Agreement, no party shall unilaterally terminate this Agreement in advance.

Clause 11 Appendix and Copies of this Agreement

11.1           The appendix of this Agreement includes:

Appendix 1: “Notice of Purchase Obligation” (a form, without context)

11.2           This Agreement shall have six original copies with Lessor, Lessee, and Purchaser each holds two copies. Each copy shall be equally authentic.

Clause 12 Notice

12.1           Any notice, request or other communication needed to be produced under this Agreement shall be in writing, and shall be sent to the addresses, telephones or fax numbers below (or other addresses, telephones or fax numbers that such recipient has notified ten days in advance):

To Lessor:	Minsheng Financial Leasing Co., Ltd.
Recipient:
Address:	3/F, JiabinBuilding, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China
Zip Code:	100873
Telephone:	010-68940066
Fax:	010-68940066 ext 9900

To Lessee:	Beijing China Auto Rental Co., Ltd.
Recipient:	Guangyu Cao
Address:	5/F, West Zone, Jingtong Building, Sihui Subway Station, Chaoyang District, Beijing
Zip Code:	100025
Telephone:	13693036385
Fax:

To Purchaser:	Legend Holdings Limited
Recipient:	Zhenxing Zhao
Address:	10F, Tower A, Raycom Infotech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing
Zip Code:
Telephone:	010-62509121
Fax:	010-62509165

12.2           Any notice, request or other communication sent to the above addresses under this Agreement to any relevant party shall be regarded as served:

(1)              if sent by mail, the actual arrival at the corresponding address shall be regarded as served;

(2)              if sent by electronic mail, the delivery and receipt of acknowledge shall together be regarded as served;

(3)              if sent by fax, the delivery shall be regarded as served.

Clause 13 Signing Location

13.1           This Agreement is signed in Haidian District, Beijing.

Clause 14 Miscellaneous

None

(This is the signature page without context)

Lessor: Minsheng Financial Leasing Co., Ltd. (Company Seal):
[Company’s seal affixed]

Legal Representative (Signature or Seal):
/s/ Wei Zhou

Date:	November 19, 2010

Lessee: Beijing China Auto Rental Co., Ltd. (Company Seal):
[Company’s seal affixed]

Legal Representative (Signature or Seal):
/s/ Charles Zhengyao Lu

Date:	November 19, 2010

Purchaser: Legend Holdings Limited (Company Seal):
[Company’s seal affixed]

Legal Representative (Signature or Seal):
/s/ Min Ning

Date:	November 19, 2010

Appendix 1: Notice of Purchase Obligation (a form, without context)

Notice of Purchase Obligation

Contract No.: MSFL-2010-111-S-HZ-HG

Legend Holdings Limited,

According to the Repurchase Agreement, (Contract No. MSFL-2010-111-S-HZ-HG) entered into and signed by you, us, and Lessee, Beijing China Auto Rental Co., Ltd., you shall perform the repurchase obligation upon the conditions of repurchase obligation being fulfilled.

As a result of the following events:           , the conditions for repurchase obligation are fulfilled based on the agreed terms in Repurchase Agreement, and we officially request that you perform the repurchase obligation.

Upon your receipt of this Notice, you shall wire transfer the Repurchase Price (RMB) in one lump-sum before MM/DD/YYYY to our bank account (Account Name:                    ; Bank Name:                     ; Bank Account No.                         ). Should you fail to pay the Repurchase Price in full by the due date, you shall pay to us liquidate damages at a daily rate of        percent of the overdue unpaid amount. Please understand our standing.

Enclosed: One copy of the details of the Repurchase Price

Minsheng Financial Leasing Co., Ltd. (Company Seal):
Legal Representative (or Authorized Representative):
(Signature or Seal):
Date:

One set of this Notice is copied to Lessee          .